FIRST AMENDMENT TO

EMPLOYEE AND DIRECTOR

INCENTIVE RESTRICTED SHARE PLAN OF

AMERICAN REALTY CAPITAL NEW YORK RECOVERY REIT, INC.

WHEREAS, American Realty Capital New York Recovery REIT, Inc. (the “Company”) maintains the Employee and Director Incentive Restricted Share Plan of American Realty Capital New York Recovery REIT, Inc. (the “Plan”);

WHEREAS, pursuant to Section 9 of the Plan, the Board of Directors of the Company (the “Board”) may at any time amend the Plan; and

WHEREAS, the Company desires to amend the Plan as set forth herein;

NOW, THEREFORE, pursuant to Section 9 of the Plan, effective as of March 31, 2014, the first sentence of Section 3 of the Plan is hereby amended in its entirety to read as follows:

“The total number of Shares that may be issued under Awards shall not exceed 10.0% of the Company’s outstanding Shares on a fully diluted basis at any time.”

IN WITNESS WHEREOF, the Board has approved the amendment to the Plan as set forth herein and authorized the undersigned officer of the Company to execute this amendment and the undersigned has caused this amendment to be executed this 31st day of March, 2014.

AMERICAN REALTY CAPITAL NEW YORK RECOVERY REIT, INC.

By:	/s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch
Title: Chief Executive Officer and
Chairman of the Board of Directors